                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (date of earliest event reported)

                                 JUNE 10, 1997

                              Halliburton Company
            (Exact name of registrant as specified in its charter)

State or other             Commission            IRS Employer
jurisdiction               File Number           Identification
of incorporation                                 Number

Delaware                     1-3492              No. 75-2677995

                              3600 Lincoln Plaza
                            500 North Akard Street
                           Dallas, Texas 75201-3391
                   (Address of principal executive offices)

                        Registrant's telephone  number,
                      including area code - 214/978-2600


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     INFORMATION TO BE INCLUDED IN REPORT

Item 5.   Other Events
------    ------------

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On June 10, 1997, registrant issued a press release entitled Halliburton to Acquire NUMAR Corporation pertaining, among other things, to an announcement that registrant and NUMAR have signed a definitive agreement providing for the acquisition of NUMAR by registrant in a stock-for-stock transaction valued at about $360 million, or approximately $39.62 per NUMAR share, based on registrant's closing share price on June 9, 1997. Registrant will issue 0.4832 of a share of its common stock for each outstanding share of NUMAR common stock (or 0.9664 of a share presuming the acquisition closes following registrant's previously announced 2-for-1 common stock split). NUMAR options and warrants will be converted into registrant's common stock based upon this exchange ratio. The acquisition will result in the issuance of approximately 4.4 million shares of registrant's common stock (approximately 8.8 million shares following the 2-for-1 split. Approximately 130.9 million shares of registrant's common stock will be outstanding following completion of the acquisition (261.8 million shares following the stock split).

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
------    ---------------------------------

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 2(a) - Agreement and Plan of Merger dated as of June 9, 1997
          ------------
among registrant, Halliburton M.S. Corp. and NUMAR Corporation.

          Exhibit 2(b) - Stock Option Agreement dated as of June 9, 1997 between
          ------------
registrant and NUMAR Corporation.

          Exhibit 2(c) - Form of Voting Agreement dated as of June 9, 1997, said
          ------------
form of Voting Agreement being substantially identical and signed by the following individuals: Barry M. Davis, Davis Venture Partners, L.P., Seymor G. Mandell, Melvin N. Miller, James H. Simons, Lord Jim Trust.

Exhibit 20 - Press release dated June 10, 1997.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HALLIBURTON COMPANY



Date: June 11, 1997                 By: /s/ Lester L. Coleman
                                        --------------------------
                                    Lester L. Coleman
                                    Executive Vice President and
                                    General Counsel


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                                 EXHIBIT INDEX


Exhibit                                      Sequentially
Number          Description                  Numbered Page
-------         -----------                  -------------
 2(a)           Agreement and Plan of        5 of 99
                Merger

 2(b)           Stock Option Agreement       80 of 99

 2(c)           Form of Voting Agreement     93 of 99

 20             Press Release of
                June 10, 1997                96 of 99
                Incorporated by Reference


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